EGA EMERGING GLOBAL SHARES TRUST

Supplement dated November 24, 2014 to the Statement of Additional Information dated July 29, 2014 for each of the following series of EGA Emerging Global Shares Trust (the “Trust”):

Fund	Ticker
EGShares Beyond BRICs Emerging Asia Consumer ETF
EGShares EM Asia Consumer ETF	ACON
EGShares Emerging Markets Consumer Small Cap ETF	SCON
EGShares Emerging Markets Core Balanced ETF	CRBL

Effective December 1, 2014, the address of the Trust, including each Trustee and Officer of the Trust, is changing to 155 West 19th Street, New York, NY 10011, and all references to “171 East Ridgewood Ave., Ridgewood, NJ 07450” will be replaced with “155 West 19th Street, New York, NY 10011.”